As filed with the Securities and Exchange Commission
                              on February 28, 2006


                        Securities Act File No. 33-98102
                    Investment Company Act File No. 811-1743

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        x
                                                                               -


                         Post-Effective Amendment No. 14                       x
                                                                               -


                                     and/or
                                     ------
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                x
                                                                               -


                                Amendment No. 27                               x
                        (Check appropriate box or boxes)                       -



                                  SPECTRA FUND
                                  ------------
               (Exact Name of Registrant as Specified in Charter)

        111 FIFTH AVENUE,
        2ND FLOOR
        NEW YORK, NEW YORK                                      10003
        ----------------------------------------------------------------
        (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, including Area Code: 212-806-8800


                                 MR. HAL LIEBES
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE,
                                    2ND FLOOR
                               NEW YORK, NY 10003
                               ------------------
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):



---      immediately upon filing pursuant to paragraph (b), or
X
---      on March 1, 2006 pursuant to paragraph (b), or


---      60 days after filing pursuant to paragraph (a), or

---      on  pursuant to paragraph (a)(3) of Rule 485

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SPECTRA FUND

CLASS A SHARES


PROSPECTUS ENCLOSED


MARCH 1, 2006

THIS IS NOT PART OF THE PROSPECTUS.

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                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.

                       THIS IS NOT PART OF THE PROSPECTUS.

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SPECTRA FUND

CLASS A SHARES

PROSPECTUS


MARCH 1, 2006


As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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TABLE OF CONTENTS
--------------------------------------------------------------------------------


 1 ............   RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

 4 ............   FEES AND EXPENSES

 5 ............   ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

 6 ............   MANAGEMENT AND ORGANIZATION

 9 ............   SHAREHOLDER INFORMATION

      9 .......   Distributor

      9 .......   Transfer Agent

      9 .......   Net Asset Value

     10 .......   Purchasing and Redeeming Fund Shares

     10 .......   Dividends and Distributions

11 ............   CLASSES OF FUND SHARES

14 ............   INVESTMENT INSTRUCTIONS

     14 .......   To Open an Account

     14 .......   To Make Additional Investments in Your Account

     15 .......   To Exchange Shares

     15 .......   To Redeem Shares

17 ............   MARKET TIMING POLICIES AND PROCEDURES

18 ............   DISCLOSURE OF PORTFOLIO HOLDINGS

18 ............   OTHER INFORMATION

19 ............   FINANCIAL HIGHLIGHTS

BACK COVER ....   HOW TO OBTAIN MORE INFORMATION


FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

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RISK/RETURN SUMMARY: INVESTMENTS,
RISKS & PERFORMANCE

INVESTMENT GOAL AND PRINCIPAL STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

The Fund invests primarily in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o     HIGH UNIT VOLUME GROWTH

      Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


PRINCIPAL RISKS

The main risks of investing in the Fund are:

o fluctuation in the Fund's price per share due to changes in the market prices of its investments

o the tendency of stocks, especially "growth" stocks, to be more volatile than some other investments you could make, such as bonds

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.


o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.


                                                                               1

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Prices of growth stocks tend to be higher in relation to their companies'
earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.


As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The value of the Fund's investments may not grow as fast as the rate of inflation, and stocks tend to be more volatile than some other investments you can make, such as bonds. Based on the Fund's investment objective, an investment in the Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.


PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the performance of Class A shares from year to year and by showing how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance. The Fund offers two classes of shares, Class N shares, which are offered through another prospectus only to Class N shareholders for their existing accounts as of January 21, 2005, and Class A shares. The bar chart and table show the performance of Class A Shares, which are generally subject to a sales charge upon purchase that is not reflected in the bar chart, but is taken into account in calculating the average annual total returns in the table. In addition to average annual return before taxes, the table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest of the underlying securities that make up the index. Investors cannot invest directly in any index.

2

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SPECTRA FUND

Annual Total Return as of December 31 each year (%)
Class A Shares

[SPECTRA FUND BAR CHART]

                  01       02        03        04      05
                ------   ------    -----     -----   ------
                -17.49   -35.96    35.12     6.46%   15.55%


BEST QUARTER:
Q2 2003  16.85%

WORST QUARTER:
Q1 2001 -19.39%


The following table compares the Fund's performance with that of the Russell 3000 Growth Index:


Average Annual Total Return as of December 31, 2005


*     after deduction of applicable sales charges


                                                                         Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A (inception 6/30/00)
Return Before Taxes*                                 9.49%    -3.61      -8.44%
Return After Taxes on
  Distributions*                                     9.49%    -3.61      -8.67%
Return After Taxes on Distributions
  and Sale of Fund Shares*                           6.17%    -3.03      -6.97%
Russell 3000 Growth Index                            5.17%    -3.17      -5.91%


THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS DESIGNED TO TRACK PERFORMANCE OF COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION WITHOUT REGARD TO MARKET CAPITALIZATION. INVESTORS CANNOT MAKE INVESTMENTS DIRECTLY INTO AN INDEX.

                                                                               3

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FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the Fund. The table below shows the fees and expenses that you may incur if you buy and hold Class A shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2005.

Shareholder Fees
(fees paid directly from your investment)
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                    5.25%

Redemption Fee*
(as a percentage of amount redeemed)                     2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund Assets)
  Management Fees                                        1.50%
  Distribution Fees                              None
  All Other Expenses:
    Shareholder Servicing Fee                    0.25%
    Other Expenses                               0.32%

  Total All Other Expenses                               0.57%
Total Annual Fund Operating Expenses                     2.07%


* The Fund will charge a redemption fee of 2.0% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class A shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
CLASS A                          $724        $1,140       $1,580       $2,799


The Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide servicing and/or maintenance of shareholder accounts.

4

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this prospectus).

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MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) approximately $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the Fund since 1974. Pursuant to an investment management agreement with the Fund, the Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the investment management agreement is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005. The Fund pays the Manager a fee at an annual rate of 1.50% of its average daily net assets.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolio. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund prior to 1995. Patrick Kelly, CFA, is responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since October 2005 and prior thereto as co-manager since September 2004. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of shares of the Fund.

Mr. Kelly has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and senior analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.


LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. The Manager and Alger Inc. submitted responses to the staff in January 2006. The staff has not yet responded to the submission.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), including the Fund, and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections

10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings are expected to be entered in March 2006. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Trust. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.


8

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SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one Class A share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.


The assets of the Fund are generally valued on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Fund are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster causes a market to close early). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

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PURCHASING AND REDEEMING FUND SHARES


Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Fund may reject any purchase order.


If you redeem shares, by sale or exchange, of the Fund within 30 days of purchase, the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interest of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in the Fund.

CLASSES OF FUND SHARES

The Fund has two classes of shares, Class A and Class N. Class N shares, which are not subject to a sales charge, are offered only to Class N shareholders for their existing accounts as of January 21, 2005. Class A shares are subject to a front-end sales charge, which may be waived in certain circumstances (see the Statement of Additional Information for details). For more information about Class N shares, contact the Fund. The following chart indicates the sales charge you may pay when purchasing Class A shares:


                               Sales Charge     Sales Charge         Dealer
Purchase                         as a % of     as a % of Net    Allowance as a %
Amount                        Offering Price    Asset Value    of Offering Price
--------------------------------------------------------------------------------
Less than $25,000                  5.25%           5.54%             5.00%
$25,000 - $49,999                  4.50%           4.71%             4.25%
$50,000 - $99,999                  4.00%           4.17%             3.75%
$100,000 - $249,999                3.50%           3.63%             3.25%
$250,000 - $499,999                2.50%           2.56%             2.25%
$500,000 - $749,999                2.00%           2.04%             1.75%
$750,000 - $999,999                1.50%           1.52%             1.25%
$1,000,000 and over                   *               *              1.00%


* Purchases of Class A shares which, when combined with current holdings of Class A shares of the Fund, The Alger Funds and The China-U.S. Growth Fund offered with a sales charge, equal or exceed $1,000,000 in the aggregate, may be made at net asset value without any front-end sales charge. However, these shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within 12 months of purchase. In calculating the CDSC, the Fund assumes that any shares not subject to a CDSC are redeemed first.


The CDSC can be waived in certain circumstances.

DISTRIBUTION (12b-1) FEES

Not subject to distribution (12b-1) fees

MAXIMUM INVESTMENT AMOUNT

No maximum investment limit

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MINIMUM INVESTMENTS - CLASS A


                                           Initial               Subsequent
                                         Investment              Investment
--------------------------------------------------------------------------------
Regular account                            $1,000                    $50
Traditional IRA                            $  500                    $50
Roth IRA                                   $  500                    $50
Coverdell ESA                              $  500                    $50
SIMPLE IRA                                 $  500                    $50
Keogh                                      $  500                    $50
401(k)                                     $  500                    $50
403(b)                                     $  500                    $50
Automatic Investment                       $  500                    $50


Minimums may be waived in certain circumstances.

If at any time the value of your Fund shares within your account falls below the minimum initial investment amount as a result of redemptions, the Fund may redeem all your Fund shares within your account.

WAIVERS OF SALES CHARGES


The Fund's Statement of Additional Information, which is posted at WWW.SPECTRAFUND.COM, details the types of investors and conditions under which the initial sales charge or contingent deferred sales charge will be waived (refer to the sections in the Statement of Additional Information captioned "Waivers of Sales Charges" and "Certain Waivers of the Contingent Deferred Sales Charge"). Eligible investors include shareholders who invest through certain defined contribution retirement plans (under the Employee Retirement Income Security Act of 1974 (ERISA)) that have an arrangement in place with the Distributor for, among other things, the waiver of the sales charge; investors who invest through financial institutions or through institutions that process investor orders for independent investment advisers or financial planners and in either case charge a management, consulting or other fee for their services; investors who invest through broker-dealers who have an agreement in place with the Distributor that provides for the waiver of the sales charge; employees of the Manager and its affiliates; and Trustees/Directors of the Alger-sponsored funds. To receive a waiver of the sales charge, you must advise the Fund that you are eligible for the waiver and substantiate your eligibility for the waiver at the time of purchase.

Under the REINVESTMENT PRIVILEGE, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same Fund account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

REDUCED SALES CHARGES


In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in CLASS A SHARES may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Fund's website, WWW.SPECTRAFUND.COM.


When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a BREAKPOINT, you are entitled to pay a reduced front-end sales charge. For example, a purchase of $24,500 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.


A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A LETTER OF INTENT ("LOI") allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of Class A shares of the Fund, The Alger Funds and The China-U.S. Growth Fund offered with a sales charge over the following 13 months. At the investor's request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of RIGHTS OF ACCUMULATION ("ROA"). With ROA, Class A shares of the Fund may be purchased by "any person" (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of the Fund, The Alger Funds and The China-U.S. Growth Fund offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT:

BY MAIL: Spectra Fund does not accept cash or cash alternatives for Fund purchases (make checks payable to Spectra Fund). Mail your check to:

      Boston Financial Data Services, Inc.
      Attn: Spectra Fund
      P.O. Box 8480
      Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:

      Boston Financial Data Services, Inc.
      Attn: Spectra Fund
      66 Brooks Drive
      Braintree, MA 02184

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Inc., Attn: Spectra Fund, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Call Boston Financial Data Services, Inc. at (800) 711-6141 for details.


CONTACT: CALL OR VISIT your broker-dealer, investment adviser, or bank or other financial institution.


AUTOMATICALLY: Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $50 with a minimum initial investment of $500.


VIA OUR WEBSITE: Visit the Spectra Fund website to download a new account application - WWW.SPECTRAFUND.COM.


Mail completed application with your check to Boston Financial Data Services, Inc., Attn: Spectra Fund

TO MAKE ADDITIONAL INVESTMENTS IN YOUR CLASS A SHARE ACCOUNT:

BY MAIL: Complete the Invest by Mail slip attached to your Spectra Fund statement and return the slip with your investment to:

Boston Financial Data Services
Attn: Spectra Fund
P.O. Box 8480
Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account, normally within one business day. Call (800) 711-6141 to initiate a TelePurchase.

WIRE: Have your bank wire funds to: State Street Bank & Trust Company. Contact Boston Financial Data Services at (800) 711-6141 for details.

*     Not available for Retirement Plans

CONTACT: CALL OR VISIT your discount broker, investment adviser, bank or other financial institution.

AUTOMATICALLY: Spectra Fund Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact Spectra Fund at (800) 711-6141 to receive an Additional Services Form. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Spectra Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Spectra Fund Account. Call (800) 711-6141 for a Payroll Savings Plan Form.

*     Not available for Retirement Plans


VIA OUR WEBSITE: Visit the Spectra Fund website to download all forms to add services to your account - WWW.SPECTRAFUND.COM.


Mail your completed forms to Boston Financial Data Services, Inc., Attn: Spectra Fund.

TO EXCHANGE SHARES:

You can exchange shares of the Fund for shares of Alger Money Market Fund of The Alger Funds, another fund advised by the Manager. Call (800) 711-6141 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of Alger Money Market Fund acquired by exchange of either Class A or Class N shares of the Fund will include a Class N share class designation SOLELY FOR OPERATIONAL REASONS to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from the Fund. If you would like a prospectus describing the Alger Money Market Fund, please call the Fund at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares. You may incur a 2% redemption fee if you exchange shares of the Fund within 30 days of purchase (including purchase by exchange).

TO REDEEM SHARES:

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc.,
Attn: Spectra Fund which includes:

o     account number

o     number of shares or dollar amount of redemption

o     where to send the proceeds

o     signature(s) of registered owner(s)

o     a signature guarantee if

            o     your redemption is for more than $25,000; or

            o you want the check sent to a different address than the one we have on file; or

            o you want the check to be made payable to someone other than the registered owner(s) we have on file; or

            o     you have changed your address on file within the past 60 days.


BY TELEPHONE:* Call (800) 711-6141 to sell shares (unless you refused this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.


TELEREDEMPTION allows you to redeem shares by telephone by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Physical share certificates are not issued for shares of the Fund.

*     Not available for Retirement Plans


If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.


AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the current account value in the Fund at the time you begin participation in the Plan.


VIA OUR WEBSITE: Visit the Spectra Fund website to download all forms to add redemption privileges to your existing account - WWW.SPECTRAFUND.COM.


Mail your completed forms to Boston Financial Data Services, Inc., Attn: Spectra Fund

To speak with a Spectra Fund Representative call (800) 711-6141.


web address: WWW.SPECTRAFUND.COM


Representatives are available to assist you with any questions you have.

SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.


MARKET TIMING POLICIES AND PROCEDURES

The Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Fund prices its portfolio and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of the portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes the Fund's full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolio with a 60 day lag on its website WWW.SPECTRAFUND.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.


OTHER INFORMATION

Under unusual circumstances, the Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.


The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

[LOGO]

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Prior to June 30, 2000, no Class A shares were outstanding. The Fund was a closed-end fund until February 12, 1996, when it became an open-end fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the Annual Report, which is available upon request; information for periods prior thereto has been audited by Arthur Andersen LLP.

SPECTRA FUND
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD


                                          INCOME FROM
                                     INVESTMENT OPERATIONS
                                  ---------------------------
                                                     NET
                                                  REALIZED                   DISTRIBUTIONS
                      NET ASSET      NET       AND UNREALIZED      TOTAL         FROM
                        VALUE,    INVESTMENT     GAIN (LOSS)       FROM           NET
                      BEGINNING     INCOME           ON         INVESTMENT     REALIZED
                       OF YEAR    (LOSS) (i)    INVESTMENTS     OPERATIONS       GAINS
                      ---------   ----------   --------------   ----------   -------------
SPECTRA FUND
CLASS A
Year ended 10/31/05     $ 5.86      $(0.05)        $ 1.15         $ 1.10        $   --
Year ended 10/31/04       5.90       (0.10)          0.06          (0.04)           --
Year ended 10/31/03       4.76       (0.08)          1.22           1.14            --
Year ended 10/31/02       6.32       (0.09)         (1.47)         (1.56)           --
Year ended 10/31/01      10.63       (0.08)         (3.60)         (3.68)        (0.63)

CLASS N
Year ended 10/31/05     $ 5.84      $(0.05)        $ 1.15         $ 1.10        $   --
Year ended 10/31/04       5.88       (0.10)          0.06          (0.04)           --
Year ended 10/31/03       4.76       (0.07)          1.19           1.12            --
Year ended 10/31/02       6.32       (0.09)         (1.47)         (1.56)           --
Year ended 10/31/01      10.63       (0.08)         (3.60)         (3.68)        (0.63)


(i)   Amount was computed based on average shares outstanding during the period.

(ii)  Does not reflect the effect of any sales charge.

                                                                  RATIOS/SUPPLEMENTAL DATA
                                                  -------------------------------------------------------
                                                  NET ASSETS,                RATIO OF NET
                                                     END OF      RATIO OF     INVESTMENT
                       NET ASSET                      YEAR       EXPENSES        LOSS
                      VALUE, END                     (000'S     TO AVERAGE    TO AVERAGE      PORTFOLIO
                        OF YEAR    TOTAL RETURN     OMITTED)    NET ASSETS    NET ASSETS    TURNOVER RATE
                      ----------   ------------   -----------   ----------   ------------   -------------
SPECTRA FUND
CLASS A
Year ended 10/31/05     $ 6.96       18.77%(ii)     $  4,079       2.07%        (0.78)%        247.72%
Year ended 10/31/04       5.86       (0.68)(ii)        4,882       1.98         (1.63)         159.35
Year ended 10/31/03       5.90       23.95(ii)         6,346       2.01         (1.35)         192.19
Year ended 10/31/02       4.76      (24.68)(ii)        6,722       1.98         (1.52)         172.25
Year ended 10/31/01       6.32      (36.20)(ii)       12,951       1.88         (1.03)         114.75

CLASS N
Year ended 10/31/05     $ 6.94       18.84%(ii)     $187,542       2.07%        (0.81)%        247.72%
Year ended 10/31/04       5.84       (0.68)          210,439       1.98         (1.63)         159.35
Year ended 10/31/03       5.88       23.53           257,337       2.03         (1.39)         192.19
Year ended 10/31/02       4.76      (24.68)          252,620       1.98         (1.52)         172.25
Year ended 10/31/01       6.32      (36.20)          423,860       1.88         (0.99)         114.75

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 711-6141

BY MAIL:       Boston Financial Services, Inc.
               Attn: Spectra Fund
               P.O. Box 8480
               Boston, MA 02266-8480

BY INTERNET:   Text versions of Fund documents can be
               downloaded from the following sources:


         o     The Fund: http://www.spectrafund.com


         o     SEC (EDGAR database): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION


For more detailed information about the Fund and its policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW.SPECTRAFUND.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW.SPECTRAFUND.COM or by writing to the address above.


Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090.

QUARTERLY FUND HOLDINGS


The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.spectrafund.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
Spectra Fund

SEC File #811-1743

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.


We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:


o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.


However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:


o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.



OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information. Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.


Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.


              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

NOTES:

                       THIS IS NOT PART OF THE PROSPECTUS.

[LOGO]

THIS IS NOT PART OF THE PROSPECTUS.
PSAM

[LOGO] Boston Financial Data Services, Inc.
       Attn: Spectra Fund
       P.O. Box 8480
       Boston, MA 02266-8480

THIS IS NOT PART OF THE PROSPECTUS.
PSAM

[LOGO]

SPECTRA FUND

CLASS N SHARES

PROSPECTUS ENCLOSED


MARCH 1, 2006


THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.

                       THIS IS NOT PART OF THE PROSPECTUS.

[LOGO]

SPECTRA FUND

CLASS N SHARES

PROSPECTUS


MARCH 1, 2006


As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CLASS N SHARES ARE AVAILABLE FOR SALE ONLY TO CLASS N SHAREHOLDERS OF RECORD AS OF JANUARY 21, 2005 FOR THEIR ACCOUNTS EXISTING ON THAT DATE. SEE "CLASSES OF FUND SHARES" ON PAGE 9 FOR FURTHER DETAILS.

Other investors may purchase Class A shares of the Fund, which are offered by a separate prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


1 ......................   RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

4 ......................   FEES AND EXPENSES

4 ......................   ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

5 ......................   MANAGEMENT AND ORGANIZATION

8 ......................   SHAREHOLDER INFORMATION

    8 ..................   Distributor

    8 ..................   Transfer Agent

    8 ..................   Net Asset Value

    9 ..................   Purchasing and Redeeming Fund Shares

    9 ..................   Dividends and Distributions

10 .....................   CLASSES OF FUND SHARES

10 .....................   INVESTMENT INSTRUCTIONS

   10 ..................   To Make Additional Investments in Your Account

   11 ..................   To Exchange Shares

   11 ..................   To Redeem Shares

13 .....................   MARKET TIMING POLICIES AND PROCEDURES

13 .....................   DISCLOSURE OF PORTFOLIO HOLDINGS

14 .....................   OTHER INFORMATION

15 .....................   FINANCIAL HIGHLIGHTS

BACK COVER .............   HOW TO OBTAIN MORE INFORMATION


FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

[LOGO]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND PRINCIPAL STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

The Fund invests primarily in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o     HIGH UNIT VOLUME GROWTH

      Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


PRINCIPAL RISKS

The main risks of investing in the Fund are:

o fluctuation in the Fund's price per share due to changes in the market prices of its investments

o the tendency of stocks, especially "growth" stocks, to be more volatile than some other investments you could make, such as bonds

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed


o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.


Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.


As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The value of the Fund's investments may not grow as fast as the rate of inflation, and stocks tend to be more volatile than some other investments you can make, such as bonds. Based on the Fund's investment objective, an investment in the Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.


PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares from year to year and by showing how the class's average annual returns before taxes for one, five, ten and twenty years compare with those of a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class N Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions.* Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest of the underlying securities that make up the index. Investors cannot invest directly in any index.

* Dividends and distributions paid prior to February 12, 1996, when the Fund converted from a closed-end fund, are reflected as reinvested at market value.

SPECTRA FUND

Annual Total Return as of December 31 each year (%)
Class N Shares

                            [SPECTRA FUND BAR CHART]

  96      97      98      99      00       01       02       03     04      05
-----   -----   -----   -----   ------   ------   ------   -----   ----   -----
19.48   24.69   47.94   71.94   -32.45   -17.49   -35.96   34.90   6.30   15.44

BEST QUARTER:
Q4 1999 +44.34%

WORST QUARTER:
Q4 2000 -23.71%

The following table compares the Fund's performance with that of the Russell 3000 Growth Index:


Average Annual Total Return as of December 31, 2005
                                       1 Year    5 Years   10 Years    20 Years
--------------------------------------------------------------------------------
Return Before Taxes                     15.44%    -2.64%     8.39%      13.97%
Return After Taxes on Distributions     15.44%    -2.64%     7.95%      10.27%
Return After Taxes on Distributions
   and Sale of Fund Shares              10.04%    -2.23%     7.30%      10.02%
Russell 3000 Growth Index                5.17%    -3.17%     6.47%      10.33%


The Fund offers Class A shares by a separate prospectus.

THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS DESIGNED TO TRACK PERFORMANCE OF COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION WITHOUT REGARD TO MARKET CAPITALIZATION. INVESTORS CANNOT MAKE INVESTMENTS DIRECTLY INTO AN INDEX.

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[LOGO]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the Fund. The table below shows the fees and expenses that you may incur if you buy and hold Class N shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2005.

Shareholder Fees
(fees paid directly from your investment)                                  None
Redemption Fee*
(as a percentage of amount redeemed)                                       2.00%
                                                                           ====

Annual Fund Operating Expenses
(expenses that are deducted from Fund Assets)
   Management Fees                                                         1.50%
   All Other Expenses:
      Shareholder Servicing Fee                                0.25%
      Other Expenses                                           0.32%
                                                               ----
   Total All Other Expenses                                                0.57%
                                                                           ----
Total Annual Fund Operating Expenses                                       2.07%
                                                                           ====


* The Fund will charge a redemption fee of 2.0% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class N shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
CLASS N                                   $  210   $   649   $ 1,114   $  2,400

The Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide servicing and/or maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this prospectus).

[LOGO]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) approximately $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the Fund since 1974. Pursuant to an investment management agreement with the Fund, the Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the investment management agreement is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005. The Fund pays the Manager a fee at an annual rate of 1.50% of its average daily net assets.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolio. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund prior to 1995. Patrick Kelly, CFA, is responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since October 2005 and prior thereto as co-manager since September 2004. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of shares of the Fund.

Mr. Kelly has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and senior analyst from

September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. The Manager and Alger Inc. submitted responses to the staff in January 2006. The staff has not yet responded to the submission.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), including the Fund, and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings are expected to be entered in March 2006. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Trust. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund, loss of personnel of the Manager, diversion of time and attention of the Manageris personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[LOGO]

SHAREHOLDER INFORMATION

DISTRIBUTOR
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one Class N share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.


The assets of the Fund are generally valued on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Fund are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster causes a market to close early). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

PURCHASING AND REDEEMING FUND SHARES


You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Fund may reject any purchase order.


If you redeem, by sale or exchange, shares of the Fund within 30 days of purchase, the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in the Fund.

CLASSES OF FUND SHARES


The Fund has two classes of shares, Class A and Class N. Class N shares, which are not subject to a sales charge, are offered only to Class N shareholders of record as of January 21, 2005 for their existing accounts as of January 21, 2005. Class A shares, which are offered by a separate prospectus, are subject to a front-end sales charge, which may be waived in certain circumstances (see the Statement of Additional Information for details). For more information about Class A shares, which are not offered by this prospectus, contact the Fund.


MINIMUM INVESTMENTS - CLASS N

                                            Initial                   Subsequent
                                           Investment                 Investment
--------------------------------------------------------------------------------
Regular account                              $1,000                       $50
Traditional IRA                              $  500                       $50
Roth IRA                                     $  500                       $50
Coverdell ESA                                $  500                       $50
SIMPLE IRA                                   $  500                       $50
Keogh                                        $  500                       $50
401(k)                                       $  500                       $50
403(b)                                       $  500                       $50
Automatic Investment                         $  500                       $50

Minimums may be waived in certain circumstances.

If at any time the value of your Fund shares within your account has fallen below the minimum initial investment amount as a result of redemptions, the Fund may redeem all of your Fund shares within your account.

INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT: CLASS N SHARES OF SPECTRA FUND ARE NOT OFFERED FOR SALE TO NEW ACCOUNTS.

TO MAKE ADDITIONAL INVESTMENTS IN YOUR CLASS N SHARE ACCOUNT:

BY MAIL: Complete the Invest by Mail slip attached to your Spectra Fund statement and return the slip with your investment to:

         Boston Financial Data Services
         Attn: Spectra Fund
         P.O. Box 8480
         Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the Account Application or returning the Telephone Services Form. The funds will be transferred from your designated bank account to your Fund account, normally within one business day. Call (800) 711-6141 to initiate a TelePurchase.

WIRE: Have your bank wire funds to: State Street Bank & Trust Company. Contact Boston Financial Data Services at (800) 711-6141 for details.

*     Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.


AUTOMATICALLY: Spectra Fund Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Contact Spectra Fund at (800) 711-6141 to receive an Additional Services Form. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Spectra Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Spectra Fund Account. Call (800) 711-6141 for a Payroll Savings Plan Form.

*     Not available for Retirement Plans


VIA OUR WEBSITE: Visit the Spectra Fund website to download all forms to add services to your account - www.spectrafund.com.


Mail your completed forms to Boston Financial Data Services, Inc., Attn: Spectra Fund.

TO EXCHANGE SHARES:

You can exchange shares of the Fund for shares of Alger Money Market Fund of The Alger Funds, another fund advised by the Manager. Call (800) 711-6141 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of Alger Money Market Fund acquired by exchange of either Class A or Class N shares of the Fund will include a Class N share class designation solely for operational reasons to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from the Fund. If you would like a prospectus describing the Alger Money Market Fund, please call the Fund at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares. You may incur a 2% redemption fee if you exchange shares of the Fund within 30 days of purchase (including purchase by exchange).

TO REDEEM SHARES:

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc.,
Attn: Spectra Fund which includes:

o     account number

o     number of shares or dollar amount of redemption

o     where to send the proceeds

o     signature(s) of registered owner(s)

o     a signature guarantee if

      o     your redemption is for more than $25,000; or

      o you want the check sent to a different address than the one we have on file; or

      o you want the check to be made payable to someone other than the registered owner(s) we have on file; or

      o     you have changed your address on file within the past 60 days.

BY TELEPHONE:* Call (800) 711-6141 to sell shares (unless you refused this service on your Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.


TELEREDEMPTION allows you to redeem shares by telephone by filling out the appropriate section of the Account Application or returning the Telephone Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Physical share certificates are not issued for shares of the Fund.

*     Not available for Retirement Plans


If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.


AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the current account value in the Fund at the time you begin participation in the Plan.


VIA OUR WEBSITE: Visit the Spectra Fund website to download all forms to add redemption privileges to your existing account - www.spectrafund.com.


Mail your completed forms to Boston Financial Data Services, Inc., Attn: Spectra Fund

To speak with a Spectra Fund Representative call (800) 711-6141.


web address: www.spectrafund.com


Representatives are available to assist you with any questions you have.

SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.

MARKET TIMING POLICIES AND PROCEDURES

The Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Fund prices its portfolio and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fundis policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes the Fund's full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolio with a 60 day lag on its website www.spectrafund.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

Under unusual circumstances, the Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.


The Fund and Transfer Agent have reasonable procedures in place to determine that the instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund, but in any event are designed to detect and prevent excessive trading. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

[LOGO]


FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the financial performance of the Fund's Class N shares for the indicated periods. The Fund was a closed-end fund until February 12, 1996, when it became an open-end fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the Annual Report, which is available upon request; information for periods prior thereto has been audited by Arthur Andersen LLP.

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                   INCOME FROM
                                              INVESTMENT OPERATIONS
                                              ---------------------
                                                     NET
                                                  REALIZED                   DISTRIBUTIONS
                      NET ASSET      NET       AND UNREALIZED      TOTAL         FROM
                       VALUE,     INVESTMENT     GAIN (LOSS)       FROM           NET
                      BEGINNING     INCOME           ON         INVESTMENT     REALIZED
                       OF YEAR     (LOSS)(i)     INVESTMENTS    OPERATIONS       GAINS
                      ---------   ----------   --------------   ----------   -------------
SPECTRA FUND
CLASS A
Year ended 10/31/05   $    5.86   $    (0.05)  $         1.15   $     1.10   $          --
Year ended 10/31/04        5.90        (0.10)            0.06        (0.04)             --
Year ended 10/31/03        4.76        (0.08)            1.22         1.14              --
Year ended 10/31/02        6.32        (0.09)           (1.47)       (1.56)             --
Year ended 10/31/01       10.63        (0.08)           (3.60)       (3.68)          (0.63)

CLASS N
Year ended 10/31/05   $    5.84   $    (0.05)  $         1.15   $     1.10   $          --
Year ended 10/31/04        5.88        (0.10)            0.06        (0.04)             --
Year ended 10/31/03        4.76        (0.07)            1.19         1.12              --
Year ended 10/31/02        6.32        (0.09)           (1.47)       (1.56)             --
Year ended 10/31/01       10.63        (0.08)           (3.60)       (3.68)          (0.63)

                                                         RATIOS/SUPPLEMENTAL DATA
                                                         ------------------------
                                                       NET ASSETS,                RATIO OF NET
                                                         END OF       RATIO OF     INVESTMENT
                       NET ASSET                          YEAR        EXPENSES        LOSS
                      VALUE, END                         (000's      TO AVERAGE    TO AVERAGE       PORTFOLIO
                        OF YEAR    TOTAL RETURN         OMITTED)     NET ASSETS    NET ASSETS     TURNOVER RATE
                      ----------   ------------        -----------   ----------   ------------    -------------
SPECTRA FUND
CLASS A
Year ended 10/31/05   $     6.96          18.77%(ii)   $     4,079         2.07%         (0.78)%         247.72%
Year ended 10/31/04         5.86          (0.68)(ii)         4,882         1.98          (1.63)          159.35
Year ended 10/31/03         5.90          23.95(ii)          6,346         2.01          (1.35)          192.19
Year ended 10/31/02         4.76         (24.68)(ii)         6,722         1.98          (1.52)          172.25
Year ended 10/31/01         6.32         (36.20)(ii)        12,951         1.88          (1.03)          114.75

CLASS N
Year ended 10/31/05   $     6.94          18.84%(ii)   $   187,542         2.07%         (0.81)%         247.72%
Year ended 10/31/04         5.84          (0.68)           210,439         1.98          (1.63)          159.35
Year ended 10/31/03         5.88          23.53            257,337         2.03          (1.39)          192.19
Year ended 10/31/02         4.76         (24.68)           252,620         1.98          (1.52)          172.25
Year ended 10/31/01         6.32         (36.20)           423,860         1.88          (0.99)          114.75

----------
(i)   Amount was computed based on average shares outstanding during the period.

(ii)  Does not reflect the effect of any sales charge.

FOR FUND INFORMATION:

BY TELEPHONE:     (800) 711-6141

BY MAIL:          Boston Financial Data Services, Inc.
                  Attn: Spectra Fund
                  P.O. Box 8480
                  Boston, MA 02266-8480

BY INTERNET:      Text versions of Fund documents can be downloaded from the following sources:


            o     THE FUND: http://www.spectrafund.com


            o     SEC (EDGAR) http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION


For more detailed information about the Fund and its policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.spectrafund.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at http://www.spectrafund.com or by writing to the address above.


Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090.

QUARTERLY FUND HOLDINGS


The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.spectrafund.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

Spectra Fund

SEC File #811-1743

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

[LOGO]

THIS IS NOT PART OF THE PROSPECTUS.
PSNM

[LOGO]

Boston Financial Data Services, Inc.
Attn: Spectra Fund
P.O. Box 8480
Boston, MA 02266-8480

THIS IS NOT PART OF THE PROSPECTUS.
PSNM

STATEMENT OF                                                       March 1, 2006
ADDITIONAL INFORMATION


                                  SPECTRA FUND

================================================================================

      Spectra Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers two classes of shares: Class A shares, which are generally subject to a front-end sales charge, and Class N shares, which have no sales charge. CLASS N SHARES MAY BE PURCHASED ONLY BY CLASS N SHAREHOLDERS OF RECORD AS OF JANUARY 21, 2005 FOR THEIR ACCOUNTS EXISTING ON THAT DATE.


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectuses dated March 1, 2006 for the Fund. It should be read together with a Prospectus which may be obtained free of charge by writing the Fund c/o Boston Financial Data Services, Inc., Attn: Spectra Fund, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 711-6141, or at the Fund's website at http://www.spectrafund.com.

      The Fund's financial statements for the year ended October 31, 2005 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

                                    CONTENTS

Investment Strategies and Policies .....................................     2
Portfolio Transactions .................................................     8
Net Asset Value ........................................................     9
Classes of Shares ......................................................     9
Purchases, Redemptions and Exchanges ...................................     9
Management .............................................................    13
Code of Ethics .........................................................    19
Taxes ..................................................................    19
Custodian and Transfer Agent ...........................................    19
Diversification ........................................................    20
Certain Shareholders ...................................................    20
Organization ...........................................................    20
Proxy Voting Policies and Procedures ...................................    21
In General .............................................................    22
Financial Statements ...................................................    22
Appendix ...............................................................   A-1


                                     [LOGO]

INVESTMENT STRATEGIES AND POLICIES

The Prospectus discusses the investment objective of the Fund and the principal strategies employed to achieve this objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant on those investments, policies and strategies.

CASH POSITION

In order to afford the Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

o     repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

SMALL CAPITALIZATION INVESTMENTS

Certain companies in which the Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates.

Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. GOVERNMENT OBLIGATIONS

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

REPURCHASE AGREEMENTS

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Fred Alger Management, Inc. ("Alger Management"), reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

WARRANTS AND RIGHTS

The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

EXCHANGE-TRADED FUNDS


To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest up to 5% of its total assets in "exchange-traded funds"
(ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging stock index exposure in the Fund's investment strategies.


ILLIQUID AND RESTRICTED SECURITIES

The Fund will not invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than 7 days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Fund's adviser acting subject to the Board's supervision) determines that the securities are, in fact, liquid. The Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

SHORT SALES

The Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES

In order to generate income and to offset expenses, the Fund may lend portfolio securities with a value up to 33 1/3% of the Fund's total assets, including all collateral for such loans less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned:
(a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES

The Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

The Fund may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar-denominated securities of foreign issuers, which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

OPTIONS

The Fund may purchase put and call options and sell (write) covered put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all.

A call option on a security is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices, and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance either that the position can be offset prior to settlement at an advantageous price, or that delivery will occur. In order to cover its potential obligations if the Fund enters into futures contracts or options thereon, the Fund will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING

The Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

INVESTMENT RESTRICTIONS

Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund's investment objective is a fundamental policy. A "nonfundamental policy" may be changed by vote of a majority of the Fund's Board of Trustees at any time.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, except in connection with borrowings permitted in restriction No. 4 and except that the writing of covered options on securities and stock indexes, and transactions in stock index futures and options thereon, shall not be deemed to be the issuance of a senior security.

2. Purchase securities on margin; but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

3. Make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer at least equal in amount to the securities sold short.

4. Borrow money, except that the Fund may borrow from banks if, immediately after such borrowing, the value of the total assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowing) is at least 300% of the amount of the borrowings.

5. Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with permissible borrowings or investments.

6. Act as a securities underwriter, or act as a distributor of securities issued by it except through an underwriter, acting as principal or agent, who may not be obligated to sell or take up any specific amount of securities, except that the Fund might be deemed an underwriter within the meaning of Section 2(11) of the Securities Act of 1933 in making sales of securities not registered under federal securities law.

7. Participate on a joint or joint-and-several basis in any securities trading account.

8. Make any investment in a particular industry if, immediately after the making of such investment, 25% or more of the Fund's total assets would be invested in such industry.

9. Purchase or sell real estate or interests therein or real estate mortgages, provided that the Fund may purchase marketable securities of real estate investment trusts.

10. Purchase or sell commodities or commodity contracts, nor invest in oil, gas or other mineral exploration development programs, including mineral leases, except that the Fund may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of its total assets are invested in margin and premiums.

11. Make loans to others, except through purchasing qualified debt obligations, lending its securities or entering into repurchase agreements.

12. Make any investment in warrants or rights if, immediately after the making of such investment, more than 5% of the Fund's net assets would be so invested or more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized domestic stock exchange; provided, however, that warrants or rights which are attached to other securities shall be deemed to have no value for purposes hereof.

13. Purchase or retain the securities of any issuer if, to the knowledge of the Treasurer of the Fund, those officers and directors of the Fund or the Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

14. Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for less than three years. This limitation shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

15. Purchase the securities of any other investment company, except that it may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 5% of the Fund's total assets (taken at market or other current value) would be invested in such securities immediately after the making of any such investment, or the Fund may make such a purchase as part of a merger, consolidation or acquisition of assets.

16. The Fund may purchase and sell (write) put and call options on securities and stock indexes, but only if such options are exchange-traded or traded on an automated quotation system of a national securities association; provided, however, that options on securities written by the Fund must be covered.

The following restriction is non-fundamental:

17. The Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Except in the case of the 300% limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund might make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in many cases effected on U.S. stock exchanges or over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the Fund paid an aggregate of approximately $1,167,262, $1,411,537 and $1,695,701 respectively, in brokerage commissions, of which approximately $640,343, $651,251 and $939,853 respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2005 constituted 55% of the aggregate brokerage commissions paid by the Fund; during that year, 62% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $30,925,485 in portfolio transactions, incurring $65,545 in commissions, was allocated to brokers who supplied research to the Fund or Alger Management.


NET ASSET VALUE

The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) time on each day the New York Stock Exchange ("NYSE") is open.


The New York Stock Exchange ("NYSE") is generally open on each Monday through Friday, except New Year's Day, Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Trustees.

CLASSES OF SHARES

As described in the Prospectus, the Fund has two classes of shares: Class A shares, which are generally subject to a front-end load, and Class N shares, which are not subject to a load. CLASS N SHARES MAY BE PURCHASED ONLY BY CLASS N SHAREHOLDERS OF RECORD AS OF JANUARY 21, 2005 FOR THEIR ACCOUNTS EXISTING ON THAT DATE.

Exchanges cannot be made between Class A and Class N shares. From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge on a purchase of Class A shares. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

PURCHASES AND REDEMPTIONS

Shares of the Fund are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Fund and Fred M. Alger III are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.

Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

CONFIRMATIONS AND ACCOUNT STATEMENTS

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

PURCHASES THROUGH PROCESSING ORGANIZATIONS

You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Fund may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on the Fund's behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Fund for shareholders who invest through a Processing Organization will be setby the Processing Organization. Processing Organizations, which may include broker-dealers, banks or other financial institutions, may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

AUTOMATIC INVESTMENT PLAN

Purchases into your account will be made on the fifteenth and/or last business day of each month. If the fifteenth falls on a weekend or a NYSE holiday, the purchase shall be made on the next business day. In order to participate, your account must be held by a bank which is a member of the Automated Clearing House. Please note that transfers from your bank account to a fund sponsored retirement account will be considered current year contributions.

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

TELEPURCHASE AND TELEREDEMPTION

The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase or TeleRedemption request from the shareholder to purchase shares or redeem shares, respectively. You can apply for TelePurchase or TeleRedemption by completing an Additional Services Form and returning it to the Transfer Agent. Although the Fund is authorized to charge a fee of $17 for each Automated Clearing House redemption, it does not currently intend to do so. To use these privileges, your bank must be a member of the Automated Clearing House. Shares held in any Spectra retirement plan and shares issued in certificate form are not eligible for this service.

RIGHT OF ACCUMULATION (CLASS A SHARES)


Class A Shares of the Fund may be purchased by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of the Fund, The Alger Funds and The China-U.S. Growth Fund offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT (CLASS A SHARES)


A Letter of Intent ("LOI") contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the sales charge table in the Prospectus includes purchases by "any person" (as defined above) of all shares of the Fund, The Alger Funds and The China-U.S. Growth Fund offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI. Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. In determining the total amount of purchases made under the LOI, shares redeemed by the investor prior to termination of the LOI period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.


The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

REDEMPTIONS AND EXCHANGES

You may incur a 2% redemption fee if you redeem shares of the Fund within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of the Fund may be suspended, or the date of payment postponed for more than seven days, (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TELEPHONE REDEMPTIONS

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800)711-6141. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address.

The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

REDEMPTIONS IN KIND


Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.


CONTINGENT DEFERRED SALES CHARGE

Certain Class A Shares of the Fund are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Redemptions of Fund shares are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

WAIVERS OF SALES CHARGES


No initial sales charge or CDSC is imposed on Class A share purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and
(iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization; and (ii) retirement and deferred compensation plans and trusts used to fund those plans that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (9) for their own accounts by registered representatives or broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; and (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001.


Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 711-6141.

CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

Any CDSC which otherwise would be imposed on redemptions of Class A Shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability; (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a 5% owner of the employer maintaining the plan, following attainment of age 70 1/2); (ii) required distributions from an Individual Retirement Account ("IRA") following the attainment of age 70 1/2 or from a custodial account under
Section 403(b)(7) of the Internal Revenue Code of 1986, following the later of retirement or attainment of age 70 1/2; and (iii) a tax-free return of an excess contribution to an IRA; (c) systematic withdrawal payments; and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of the Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than 1% of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Fund.

SIGNATURE GUARANTEES

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGE PRIVILEGE

Shareholders may exchange shares of the Fund for shares of the Alger Money Market Fund (the "MMF") of The Alger Funds, another mutual fund managed by Alger Management, and conversely may also exchange shares of the MMF for Fund shares. MMF shares acquired in such exchanges, together with MMF shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of the Fund, but only for Fund shares of the same class as those originally exchanged for MMF shares. These exchanges will normally be effected at the respective net asset values of the Fund and MMF next determined after the exchange request is accepted, with no sales charge or transaction fee imposed except that exchanges of MMF shares representing dividends on MMF shares will be subject to the applicable Class A initial sales charge. If you exchange shares of the Fund for shares of the MMF within 30 days of purchase (including purchase by exchange into the Fund), the Fund may impose a redemption fee of 2% of the amount redeemed. A 1% contingent deferred sales charge ("CDSC") will be assessed on redemptions of Class A Shares of the Fund purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year (see "Contingent Deferred Sales Charge," below), and on redemptions of MMF shares acquired in exchange for such shares, based solely on the period of time the shares are retained in the Fund. Thus, the period of time shares are held in the MMF will not be counted towards the one-year holding period in determining whether the shares are subject to a CDSC.

Shares of the MMF received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares for MMF shares, an investor should carefully read a Prospectus describing the MMF. To obtain a Prospectus for The Alger Funds and more information about such exchanges, please call (800) 711-6141. The Fund reserves the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.

For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND


The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Committee, which met four times during the Fund's last fiscal year, are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand.

Information about the Trustees and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the five other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year.

                                                                                                               NUMBER OF PORTFOLIOS
                                                                                                                 IN THE ALGER FUND
                                                                                                  TRUSTEE             COMPLEX
  NAME, AGE, POSITION WITH                                                                         AND/OR       WHICH ARE OVERSEEN
   THE FUND AND ADDRESS                           PRINCIPAL OCCUPATIONS                        OFFICER SINCE        BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (71)        Chairman of the Board of Alger Associates, Inc.                       1974                 26
   Chairman of the Board      ("Associates"), Fred Alger & Company, Incorporated ("Alger
   c/o Fred Alger             Inc."), Alger Management, Alger Properties, Inc.
   Management, Inc.           ("Properties"), Alger Shareholder Services, Inc. ("Services"),
   111 Fifth Avenue           Alger Life Insurance Agency, Inc. ("Agency"), Fred Alger
   New York, NY 10003         International Advisory S.A. ("International"), five of the six investment companies in the Alger Fund Complex, Alger SICAV
                              ("SICAV") and Analysts Resources, Inc. ("ARI").

Dan C. Chung (43)             President since September 2003 and Chief Investment Officer           2001                 20
   Trustee and                and Director since 2001 of Alger Management; President since
   President                  2003 and Director since 2001 of Associates, Properties,
   c/o Fred Alger             Services, Agency, International (Director since 2003), Trust
   Management, Inc.           and ARI; President of the other five investment companies in
   111 Fifth Avenue           the Alger Fund Complex since 2003; Trustee/Director of four of
   New York, NY 10003         the six investment companies in the Alger Fund Complex since
                              2001; senior analyst with Alger Management 1998-2001.

Hilary M. Alger, CFA (44)     Trustee/Director of five of the six investment companies in           2003                 21
   Trustee                    the Alger Fund Complex since 2003; Director of Development,
   c/o Fred Alger             Pennsylvania Ballet sincs 2004, Associate Director of
   Management, Inc.           Development, College of Arts and Sciences and Graduate School,
   111 Fifth Avenue           University of Virginia 1999-2003; Director of Development and
   New York, NY 10003         Communications, Lenox Hill Neighborhood House 1997-99;
                              securities analyst, Alger Management 1987-92.

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (52)    Managing Partner of North Castle Partners, a private equity           2000                 20
   Trustee                    securities group; Chairman of Equinox, Leiner Health Products,
   c/o Fred Alger             Elizabeth Arden Day Spas, Grand Expeditions and EAS;
   Management, Inc.           Trustee/Director of four of the six investment companies in
   111 Fifth Avenue           the Alger Fund Complex. Formerly Managing Director of AEA
   New York, NY 10003         Investors, Inc.

Roger P. Cheever (60)         Senior Associate Dean of Development, Harvard University;             2000                 20
   Trustee                    Trustee/Director of four of the six investment companies in
   c/o Fred Alger             the Alger Fund Complex. Formerly Deputy Director of the
   Management, Inc.           Harvard College Fund.
   111 Fifth Avenue
   New York, NY 10003

Lester L. Colbert, Jr. (72)   Private investor since 1988; Trustee/Director of three of the         2000                 21
   Trustee                    six investment companies in the Alger Fund Complex since 2000,
   c/o Fred Alger             of one since 2003, and of another since 1974. Chairman of the
   Management, Inc.           Board, President and Chief Executive Officer of Xidex
   111 Fifth Avenue           Corporation 1972-87.
   New York, NY 10003

                                                                                                               NUMBER OF PORTFOLIOS
                                                                                                                 IN THE ALGER FUND
                                                                                                  TRUSTEE             COMPLEX
  NAME, AGE, POSITION WITH                                                                         AND/OR       WHICH ARE OVERSEEN
   THE FUND AND ADDRESS                           PRINCIPAL OCCUPATIONS                        OFFICER SINCE        BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES (CONTINUED)

Stephen E. O'Neil (73)        Attorney; Private investor since 1981; Director of                    1972                 27
   Trustee                    Brown-Forman Corporation since 1978; Trustee/Director of the
   c/o Fred Alger             six investment companies in the Alger Fund Complex since the
   Management, Inc.           inception of each; formerly of Counsel to the law firm of
   111 Fifth Avenue           Kohler & Barnes.
   New York, NY 10003

Nathan E. Saint-Amand,        Medical doctor in private practice; Member of the Board of the        1986                 27
   M.D. (68)                  Manhattan Institute since 1988; Trustee/Director of each of
   Trustee                    the six investment companies in the Alger Fund Complex since
   c/o Fred Alger             the later of 1986 or its inception; formerly Co-Chairman,
   Management, Inc.           Special Projects Committee, Memorial Sloan Kettering.
   111 Fifth Avenue
   New York, NY 10003

OFFICERS

Frederick A. Blum (52)        Executive Vice President and Treasurer of Alger Inc., Alger           1996                N/A
   Treasurer                  Management, Properties, Associates, ARI, Services and Agency
   c/o Fred Alger             since September 2003 and Senior Vice President prior thereto;
   Management, Inc.           Treasurer or Assistant Treasurer, and Assistant Secretary, of
   30 Montgomery Street       each of the six investment companies in the Alger Fund Complex
   Jersey City, NJ 07302      since the later of 1996 or its inception. Director of SICAV and International and Chairman of the Board (and prior
                              thereto, Senior Vice President) and Treasurer of Alger
                              National Trust Company since 2003.

Hal Liebes (41)               Executive Vice President, Chief Legal Officer and Secretary of        2005                N/A
   Secretary and              Alger Inc. and Alger Management, Secretary of the six funds in
   Chief Compliance           the Alger Fund Complex. Formerly Chief Compliance Officer
   Officer                    2004-2005, AMVESCAP PLC; U.S. General Counsel 1994-2002 and
   c/o Fred Alger             Global General Counsel 2002-2004, Credit Suisse Asset
   Management, Inc.           Management.
   111 Fifth Avenue
   New York, NY 10003

Michael D. Martins (40)       Senior Vice President of Alger Management; Assistant Treasurer        2005                N/A
   Assistant Treasurer        and Assistant Secretary of the six funds in the Alger Fund
   and Assistant              Complex since 2004. Formerly Vice President, Brown Brothers
   Secretary                  Harriman & Co. 1997-2004.
   c/o Fred Alger
   Management, Inc.
   30 Montgomery Street
   Jersey City, NJ 07302

Mr. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Ms. Alger is an interested person of the Fund because she is Mr. Alger's daughter. Mr. Chung is Mr. Alger's son-in-law. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."


No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent trustee $2,000 for each meeting he or she attends, to a maximum of $8,000, plus travel expenses incurred for attending the meeting. The Trustees and officers of the Fund are permitted to purchase shares of the Fund without the payment of any sales charge. Applicable sales charges are waived for these individuals in order to promote the alignment of such individuals' economic interests with the Fund.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current independent Trustees of the Fund for the fiscal year ended October 31, 2005.


                                     COMPENSATION TABLE


                             Aggregate
                           Compensation
                               from       Total Compensation Paid to Trustees from
Name of Person, Position   Spectra Fund            The Alger Fund Complex
------------------------   ------------   --------------------------------------
Charles F. Baird, Jr.        $  6,000                      $ 22,500
Roger P. Cheever             $  8,000                      $ 30,000
Lester L. Colbert, Jr.       $  8,000                      $ 38,000
Stephen E. O'Neil            $ 14,000                      $ 65,000
Nathan E. Saint-Amand        $  8,000                      $ 44,000


The following table shows each current Trustee's beneficial ownership as of the date of this Statement of Additional Information, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over $100,000.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Mr. Alger's beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Mr. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Mr. Alger.


                                               Aggregate Equity Securities
                           Equity Securities     of Funds in Alger Fund
     Name of Trustee           of the Fund     Complex Overseen by Trustee
------------------------   -----------------   ---------------------------
INTERESTED TRUSTEES

Fred M. Alger III                  E                        E
Hilary M. Alger                    A                        E
Dan C. Chung                       C                        E

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr.              A                        A
Roger P. Cheever                   D                        D
Lester L. Colbert, Jr.             B                        C
Stephen E. O'Neil                  A                        A
Nathan E. Saint-Amand              A                        E

INVESTMENT MANAGER


Alger Management serves as investment manager to the Fund pursuant to a written agreement (the "Management Agreement"), and under to the supervision of the Board of Trustees. The services provided by Alger Management under the Management Agreement include: providing administrative services, making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting most of the Fund's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.


Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc. ("Associates"), a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Associates, may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is the President and majority shareholder. Mr. Alger and the officers of the Fund are affiliated persons of the Fund and Alger Management by virtue of their positions with those entities.

Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Fund. Alger Management prepares semi-annual reports for the SEC and shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreement.


For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, Alger Management received $3,029,513, $3,735,425 and $3,749,912, respectively, from the Fund under these arrangements.

DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

o     the firm's overall financial results and profitability;

o     the firm's overall investment management performance;

o current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

o     the individual's leadership contribution within the firm.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The numbers and assets (1,000,000s) of other accounts managed by the portfolio manager of the Fund are as follows. No account's advisory fee is based on the performance of the account.

                Registered   Other Pooled
                Investment    Investment       Other
                 Companies     Vehicles      Accounts
Patrick Kelly   5 ($761.2)     2 ($93.7)    43 ($544.1)

SECURITIES OWNED BY THE PORTFOLIO MANAGER

The portfolio manager's beneficial interest in shares of the Fund, as of the date of this Statement of Additional Information, exceeds $100,000.

POTENTIAL CONFLICTS OF INTEREST

Alger Management's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Fund. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger Management has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.


SHAREHOLDER SERVICING AGREEMENT


Under a Shareholder Servicing Agreement, the Fund pays Alger Inc. a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for service and maintenance of shareholder accounts. Alger Inc. may pay some of this fee to other organizations that also provide shareholder services and maintenance of shareholder accounts. Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a periodic basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the fiscal year ended October 31, 2005, the Fund paid Alger Inc. $504,919 under the Shareholder Servicing Agreement.


EXPENSES OF THE FUND

Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including custodian fees, Trustees' fees, transfer agency fees, legal fees, auditing costs, investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, the Fund may compensate Alger Inc. for servicing shareholder accounts. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund's overall expense ratio and of increasing return to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

DISTRIBUTOR

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges ). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, MetLife Securities, Morgan Stanley & Co., Oppenheimer & Co., Inc., RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 711-6141.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things, distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. In so qualifying, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.


Dividends of the Fund's net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.


If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.

CUSTODIAN AND TRANSFER AGENT

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets pursuant to a custodian agreement. State Street Bank & Trust Company also serves as transfer agent for the Fund pursuant to a transfer agency agreement, with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. The Fund and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Fund, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.


Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2005, the Fund paid Alger Shareholder Services, Inc. $31,552 under the Shareholder Administrative Services Agreement.

DIVERSIFICATION

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

CERTAIN SHAREHOLDERS

Set forth below is certain information regarding significant shareholders of the Fund.


The following table contains information regarding persons who are known by the Fund to own beneficially or of record 5% or more of Class N shares. All holdings are expressed as a percentage of the Fund's outstanding shares as of February 1, 2006.

Class N Shares                             Ownership
--------------                             ---------
Charles Schwab & Co., Inc.
Special Custody Acct.
101 Montgomery Street
San Francisco, CA 94104 ................    24.40%+

National Financial Services
Omnibus Reconciliation
200 Liberty Street
New York, NY 10281 .....................    10.05%+

Fred Alger Management, Inc. ............    10.07%

Alger Associates, Inc. .................     5.72%

+ The Fund believes that the underlying customers are the beneficial owners and that no such customer owns 5% or more of the outstanding shares of the Fund's Class N Shares.

The Fund does not know of any person who owns, beneficially or of record, 5% or more of the Fund's Class A Shares.


The Fund's Trustees and officers as a group hold directly less than 1% of the Fund's outstanding Class A or Class N shares. Fred Alger Management, Inc., a New York corporation, is a wholly-owned subsidiary of Alger Associates, Inc., a New York corporation, of which Fred M. Alger III is the controlling shareholder. These relationships may have the effect of disproportionately diminishing the voting power of other shareholders of the Fund.

ORGANIZATION

The Fund is a diversified, open-end management investment company. From its inception in 1968 until February 12, 1996, the Fund was organized as a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, the Fund reorganized as a Massachusetts business trust and also converted to an open-end investment company, or "mutual fund." In connection with the reorganization, the name of the Fund was changed from "Spectra Fund, Inc." to "Spectra Fund." The Fund is authorized to offer an unlimited number of shares.

Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Physical shares certificates are not issued for shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund's portfolio securities to Alger Management, the Fund's investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Fund. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.


No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Fund's website and on the Securities and Exchange Commission's website at http://www.sec.gov.


The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Fund.

OPERATIONAL ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Fund may be obtained by calling the Fund at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index or the Russell 3000 Growth Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

FINANCIAL STATEMENTS


The Fund's financial statements for the year ended October 31, 2005, are contained in the Annual Report to shareholders and are hereby incorporated by reference. Copies of the Fund's Annual and Semi-Annual Reports may be obtained free of charge by telephoning (800) 711-6141.

APPENDIX

Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

      The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

      Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

      Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY'S

Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater ampli-

APPENDIX
(continued)


tude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

      Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

      Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of supe-

APPENDIX
(continued)


rior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

      Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

      Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

      Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

      Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. BEST

The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

      The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

                      [This Page Intentionally Left Blank]

SPECTRA FUND

 STATEMENT OF
   ADDITIONAL
  INFORMATION


MARCH 1, 2006


       [LOGO]

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: Spectra Fund
P.O. Box 8480
Boston, MA 02266-8480

CUSTODIAN BANK:

State Street Bank and Trust Company
Lafayette Corporate Center
Boston, MA 02101-0351

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, New York 10036

COUNSEL:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176

SSAI

                                     PART C

                                OTHER INFORMATION

Item 23.     Exhibits

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

     (a)     Agreement and Declaration of Trust (1) [EDGAR 2/98]

     (b)     By-laws of Registrant (1) [EDGAR 2/98]

     (b-1) Amended and Restated By-laws of Registrant 12/7/2004 - Filed herewith

     (c)     See Exhibits (a) and (b)

     (d)     Investment Management Agreement (1) [EDGAR 2/98]

     (e)     Distribution Agreement (1) [EDGAR 2/98]

     (g)     Custody Agreement (4)


    (g-1) Amendment to Custodian Contract between State Street Bank and Trust Company and the Registrant 11/10/2004 (11)


     (h)     Shareholder Servicing Agreement (1) [EDGAR 2/98]


    (h-1) Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (11)

    (h-2) Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004
             (11)


     (i) Opinion and Consent of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP (3)

    (j-1)    Opinion and Consent of Sullivan & Worcester (5)

   (j-1-a)   Opinion and Consent of Sullivan & Worcester (7)

    (j-2)    Consent of Ernst & Young LLP - Filed herewith

     (p) Powers of Attorney executed by David D. Alger, Gregory S. Duch, Stephen E. O'Neil, Nathan E. Saint-Amand and B. Joseph White (6)

    (p-1) Powers of Attorney executed by Lester L. Colbert, Jr., Charles F. Baird, Jr. and Roger P. Cheever (8)

    (p-2)    Power of Attorney executed by James P. Connelly, Jr. (8)

    (p-3)    Power of Attorney executed by Dan C. Chung (9)

    (P-4) Powers of Attorney executed by Charles F. Baird, Jr., Dan C. Chung, Nathan E. Saint-Amand, Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil and Frederick A. Blum (10)


     (q)     Amended and Restated Code of Ethics 5/11/2004 (11)


-------------------

(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on October 6, 1995.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the SEC on December 4, 1995.

(3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement, filed with the SEC on February 6, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 3 filed with the SEC on February 28, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 4 filed with the SEC on December 22, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 5 filed with the SEC on February 26, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on June 30, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC on February 28, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 10 filed with the SEC on February 28, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on March 1, 2004.

(11) Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC on February 18, 2005.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                                      None.

Item 25.  INDEMNIFICATION

         Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Alger Management, which serves as investment manager to Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Alger Management during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Alger Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-06709).

Item 27.  PRINCIPAL UNDERWRITER

         (a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, and The China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

         (b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

         (c) Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records of Registrant are maintained by Mr. Frederick
A. Blum, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302.

Item 29.  MANAGEMENT SERVICES

         Not applicable.

Item 30.  UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that this Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2006.


                                  SPECTRA FUND

                                            By:  /s/              *
                                                 -------------------------------
                                                 Dan C. Chung,
                                                 President and Trustee

ATTEST:  /s/     Frederick A. Blum
         -------------------------
                 Frederick A. Blum, Treasurer

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


             Signature                    Title                                              Date
             ---------                    -----                                              ----

               *                          Trustee and President                        February 28, 2006
     ---------------------------              (Chief Executive Officer)                -----------------
          Dan C. Chung


     /s/    Frederick A. Blum             Treasurer                                    February 28, 2006
     ---------------------------              (Chief Financial and Accounting          -----------------
          Frederick A. Blum                    Officer)


               *                          Trustee                                      February 28, 2006
     ---------------------------                                                       -----------------
        Charles F. Baird, Jr.


               *                          Trustee                                      February 28, 2006
     ---------------------------                                                       -----------------
          Roger P. Cheever


               *                          Chairman of the Board                        February 28, 2006
     ---------------------------                                                       -----------------
          Fred M. Alger III


               *                          Trustee                                      February 28, 2006
     ---------------------------                                                       -----------------
        Lester L. Colbert, Jr.


               *                          Trustee                                      February 28, 2006
     ---------------------------                                                       -----------------
          Hilary M. Alger


               *                          Trustee                                      February 28, 2006
     ---------------------------                                                       -----------------
        Nathan E. Saint-Amand


               *                          Trustee                                      February 28, 2006
     ---------------------------                                                       -----------------
          Stephen E. O'Neil




*By: Frederick A. Blum
----------------------
     Frederick A. Blum
     Attorney-in-Fact

                        Securities Act File No. 33-98102
                    Investment Company Act File No. 811-1743

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  x
                                                                               -


                         Post-Effective Amendment No. 14                       x
                                                                               -


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                x
                                                                               -


                                Amendment No. 27                               x
                                                                               -


                        (Check appropriate box or boxes)

                                  SPECTRA FUND
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


                                 E X H I B I T S
                                 ---------------

                                INDEX TO EXHIBITS

Exhibit
  No.
  ---


 (j-2)   Consent of Ernst & Young LLP